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                                                                   EXHIBIT 99(B)
                             AMSERV HEALTHCARE INC.
                     PROXY SOLICITED ON BEHALF OF THE BOARD
              OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 23, 1996

    The undersigned hereby appoints George A. Rogers and Leslie Hodge, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes either of them to act and to vote at the Annual Meeting of Shareholders of AMSERV HEALTHCARE INC., a Delaware corporation ("AMSERV"), to be held on August 23, 1996, and at any adjournments or postponements thereof, as indicated upon all matters referred to on this proxy card and described in the accompanying Joint Proxy Statement for the meeting, and, in their discretion, upon any other matters which may properly come before the meeting.

    THE  BOARD OF DIRECTORS OF AMSERV RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND
3.

           Adoption and approval  of the  Agreement and  Plan of  Merger dated  as of February  9, 1996, as amended  on July 18, 1996,
1.         between AMSERV and STAR MULTI CARE SERVICES, INC., a New York
           corporation  ("STAR"),  providing  for  the  merger  of   AHI
           Acquisition  Corp., a Delaware corporation and a wholly-owned subsidiary of STAR, with and into AMSERV.
           / / FOR            / / AGAINST            / /
           ABSTAIN
2.         Elect members of the Board of Directors of AMSERV.
           / / FOR ALL nominees listed below
             (except as marked to the contrary).


2.
           / / WITHHOLD AUTHORITY to vote for

             all nominees listed below.



Eugene J. Mora, Melvin L. Katten, Michael A. Robinton, George A. Rogers and Ben
                                  L. Spinelli
    (Instruction: To WITHHOLD AUTHORITY to vote for any individual nominee, draw a line through (or otherwise strike out) the nominee's name in the list above.)
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                                    (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)
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
           Ratification and approval of the selection of Ernst & Young
3.         LLP as AMSERV's independent public accountants for the fiscal year ended June 29, 1996.
           / / FOR            / / AGAINST            / /
           ABSTAIN


3.

    SHARES REPRESENTED BY ALL PROPERLY EXECUTED PROXIES WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS APPEARING ON THIS PROXY CARD AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY DOES NOT CONVEY DISCRETIONARY AUTHORITY TO ADJOURN OR POSTPONE THE MEETING FOR THE PURPOSE OF SOLICITING ADDITIONAL VOTES. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, PROXIES WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3.

    The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and the accompanying Joint Proxy Statement.

Dated:               , 1996

                                             -----------------------------------
                                                         (Signature)

                                             -----------------------------------
                                                         (Signature)

                                             Please sign as  name(s) appears  on
                                             this  proxy  card,  and  date  this
                                             proxy card.  If  a  joint  account,
                                             each  joint  owner  must  sign.  If
                                             signing  for   a   corporation   or
                                             partnership  as agent,  attorney or
                                             fiduciary, indicate the capacity in
                                             which you are signing.

    PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROMPTLY RETURN IT IN THE
                               ENVELOPE PROVIDED.